UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 16, 2024
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangement of Certain Officers.

Annual Restricted Stock Unit Grants

On February 16, 2024, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Kennedy-Wilson Holdings, Inc. (the “Company”), with advice from its independent compensation consultant (Ferguson Partners Consulting, L.P.), approved a grant of annual equity awards comprised of performance-based restricted stock units subject to vesting based on the Company’s total shareholder return (the “TSR restricted stock units”), performance-based restricted stock units subject to vesting based on the Company’s return on invested assets (the “ROIA restricted stock units”), and time-based restricted stock units (the “time-based restricted stock units”) (collectively, the “annual awards”), under the Company’s Second Amended and Restated 2009 Equity Participation Plan (the “Plan”) to certain of the Company’s named executive officers (the “executives”). Under the Company’s rigorous performance goals applicable to equity awards previously granted to our executives, approximately 13% of the potential maximum number of shares eligible to vest in 2024 (and prior to February 16, 2024) vested.
The following is a brief description of the material terms and conditions of the annual awards.

TSR Restricted Stock Units

General. Pursuant to the TSR restricted stock unit awards, each executive is eligible to vest in a number of restricted stock units ranging from 0% to 100% of the total number of TSR restricted stock units granted, based on the Company’s total shareholder return during the three-year performance period commencing February 16, 2024 and ending February 15, 2027 relative to the total shareholder return of the MSCI World Real Estate GICS 1 Net Total Return USD Index (MXWO0RL) (the “MSCI Index Relative Performance”), subject to the executive’s continued employment with the Company and its affiliates through the TSR vesting date (as defined below). Each vested TSR restricted stock unit represents the right to receive payment in the form of one share of common stock of the Company.

Vesting. Up to 100% of the TSR restricted stock units will be eligible to vest based on the MSCI Index Relative Performance during the performance period, with the actual number of TSR restricted stock units that vest and cease to be subject to restrictions with respect to the performance period determined by multiplying (i) the total number of TSR restricted stock units subject to the award by (ii) the applicable vesting percentage, as set forth below:

	MSCI Index Relative Performance	Vesting Percentage
	Less than -1,200 basis points	0%
Threshold Level	-1,200 basis points	25.0%
Target Level	0 basis points	50.0%
Maximum Level	1,200 basis points or greater	100.0%

In the event that the MSCI Index Relative Performance for the performance period falls between the levels specified above, the percentage of TSR restricted stock units that vest will be determined using straight line linear interpolation between such levels.

Notwithstanding the foregoing, in no event shall the vesting percentage exceed 75% if the Company fails to achieve absolute total shareholder return (as defined in the applicable award agreement) of 20% or greater as of the end of the performance period.

Following the completion of the performance period, the Compensation Committee will determine the MSCI Index Relative Performance, the absolute total shareholder return and the number of TSR restricted stock units that have become vested with respect to such performance period (the date of such determination by the Compensation Committee, the “TSR vesting date”). Any TSR restricted stock units that have not become vested as of the TSR vesting date will be forfeited without consideration therefore and the executive will have no further right or interest in or with respect to such TSR restricted stock units.

Distribution Equivalent Rights. The TSR restricted stock units were granted in tandem with distribution equivalent rights that, during the period from the grant date until the earlier of the date of payment, forfeiture or other termination of the TSR restricted stock units to which such distribution equivalent rights relate, will entitle the applicable executive to receive an amount equal to the dividends declared on the Company’s common stock underlying the TSR restricted stock units; provided, however, that any payments made with respect to such distribution equivalent rights will not be paid to the applicable executive on a current basis, but will instead accumulate and be paid to the executive in a lump sum on the date (if any), and only to the extent, that the underlying TSR restricted stock units vest.

No-Sale Period; Transferability. The TSR restricted stock units generally will not be transferable unless and until such restricted stock units vest and the underlying shares have been issued. In addition, notwithstanding the foregoing, the applicable executive may not, without the consent of the Compensation Committee (which may be withheld in its sole discretion), transfer, sell or otherwise dispose of any vested TSR restricted stock units or any of the shares of the Company’s common stock underlying the TSR restricted stock units prior to the earlier to occur of (i) the third anniversary of the date on which such restricted stock units vest, or (ii) the occurrence of a change of control of the Company. The transfer restrictions described in the preceding sentence will not apply to any transfer of shares to the Company, any transfer of shares in satisfaction of applicable withholding obligations with respect to the restricted stock units, or any transfer following the termination of the executive’s employment with the Company and its affiliates (including by will or pursuant to the laws of descent and distribution).

Certain Terminations of Employment. If the applicable executive’s employment terminates due to the executive’s death or total and permanent disability, any then-unvested TSR restricted stock units will remain outstanding and eligible to vest on the TSR vesting date based on the MSCI Index Relative Performance for the performance period, as may be modified based on the Company’s absolute total shareholder return (without regard to the requirement that the executive continue in employment with the Company and/or its affiliates through such TSR vesting date).

Except as otherwise described above or as otherwise provided in a written agreement between the executive and the Company, any TSR restricted stock units that have not vested as of the date on which the applicable executive’s employment terminates for any reason will be cancelled and forfeited by the executive without consideration therefor, and the executive will have no further right or interest in or with respect such restricted stock units.

Change of Control. In the event of a change of control of the Company, all then-unvested TSR restricted stock units (calculated assuming the MSCI Index Relative Performance for the performance period is attained at target level) will vest in full as of the date of the change in control, subject to the executive’s continued employment until at least immediately prior to the change of control.

Payment. Any TSR restricted stock units that become vested will be paid to the executive in whole shares of Company common stock within 30 days after the applicable vesting date.

Awards. The following amounts represent the number of TSR restricted stock units that would vest at “target level” for each of the awards granted to the executives: William J. McMorrow – 327,246 units; Matt Windisch – 213,887; and Justin Enbody – 106,944 units.

The foregoing summary is qualified in its entirety by reference to the full text of the Total Shareholder Return Performance-Based Employee Restricted Stock Unit Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ROIA Restricted Stock Units

General. Pursuant to the ROIA restricted stock unit awards, each executive is eligible to vest in an aggregate number of restricted stock units ranging from 0% to 100% of the total ROIA restricted stock units granted, based on the Company’s “return on invested assets” (as defined in the applicable award agreement) during each year of a three-year performance period commencing January 1, 2024 and ending December 31, 2026 (the “performance period”). Each vested ROIA restricted stock unit represents the right to receive payment in the form of one share of common stock of the Company.

Vesting. Up to one-third of the total ROIA restricted stock units will be eligible to vest with respect to each Company fiscal year of the performance period (each, a “performance year”) to the extent that the Company satisfies the return on invested assets goals described below for such performance year, subject to the executive’s continued employment with the Company and its affiliates through the applicable ROIA vesting date (as defined below), with the actual number of ROIA restricted stock units that vest and cease to be subject to restrictions with respect to any performance year determined by multiplying (i) one-third of the total ROIA restricted stock units subject to the award by (ii) the applicable “vesting percentage,” as set forth below:

	Return on Invested Assets	Vesting Percentage
	Less than 4.8%	0%
Threshold Level	4.8%	25.0%
Target Level	5.2%	50.0%
Maximum Level	5.6% or greater	100%

In the event that the Company’s return on invested assets for any performance year falls between the levels specified above, the percentage of ROIA restricted stock units that vest with respect to such performance year will be determined using straight line linear interpolation between such levels.

Notwithstanding the foregoing, in no event shall the vesting percentage exceed 75% for any performance year if the Company’s absolute total shareholder return as of the end of such performance year falls below the applicable absolute total shareholder return goal set forth below:

Performance Year Ending:	Absolute Total Shareholder Return Goal	Period Over Which Absolute Total Shareholder Return is Measured

December 31, 2024	7.0%	January 1, 2024 – December 31, 2024
December 31, 2025	14.0%	January 1, 2024 – December 31, 2025
December 31, 2026	21.0%	January 1, 2024 – December 31, 2026

Following the completion of each performance year, the Compensation Committee will determine the extent to which the Company’s return on invested assets goals and absolute shareholder return goals were satisfied and the number of ROIA restricted stock units that have become vested with respect to such performance year (the date of any such determination by the Compensation Committee, the “ROIA vesting date”). To the extent that the vesting requirements described above are not satisfied with respect to any performance year, the ROIA restricted stock units subject to vesting with respect to such performance year will be forfeited as of the applicable ROIA vesting date without consideration therefor and the executive will have no further right or interest in or with respect to such ROIA restricted stock units.

Distribution Equivalent Rights. The ROIA restricted stock units were granted in tandem with distribution equivalent rights that, during the period from the grant date until the earlier of the date of payment, forfeiture or other termination of the ROIA restricted stock units to which such distribution equivalent rights relate, will entitle the applicable executive to receive an amount equal to the dividends declared on the Company’s common stock underlying the ROIA restricted stock units; provided, however, that any payments made with respect to such distribution equivalent rights will not be paid to the applicable executive on a current basis, but will instead accumulate and be paid to the executive in a lump sum on the date (if any), and only to the extent, that the underlying ROIA restricted stock units vest.

No-Sale Period; Transferability. The ROIA restricted stock units generally will not be transferable unless and until such restricted stock units vest and the underlying shares have been issued. In addition, notwithstanding the foregoing, the applicable executive may not, without the consent of the Compensation Committee (which may be withheld in its sole discretion), transfer, sell or otherwise dispose of any vested ROIA restricted stock units or any of the shares of the Company’s common stock underlying the ROIA restricted stock units prior to the earlier to occur of (i) the third anniversary of the date on which such restricted stock units vest, or (ii) the occurrence of a change of control of the Company. The transfer restrictions described in the preceding sentence will not apply to any transfer of shares to the Company, any transfer of shares in satisfaction of applicable withholding obligations with respect to the restricted stock units, or any transfer following the termination of the executive’s employment with the Company and its affiliates (including by will or pursuant to the laws of descent and distribution).

Certain Terminations of Employment. If the applicable executive’s employment terminates due to the executive’s death or total and permanent disability, any then-unvested ROIA restricted stock units will remain outstanding and eligible to vest on each subsequent ROIA vesting date to the extent that the Company satisfies the return on invested assets goals described above for the applicable performance year, as may be modified based on the Company’s absolute total shareholder return (without regard to the requirement that the executive continue in employment with the Company and/or its affiliates through such ROIA vesting date).

Except as described above or as otherwise provided in a written agreement between the executive and the Company, any ROIA restricted stock units that have not vested as of the date on which the applicable executive’s employment terminates for any reason will be cancelled and forfeited by the executive without consideration therefor, and the executive will have no further right or interest in or with respect such restricted stock units.

Change of Control. In the event of a change of control of the Company, all then-unvested ROIA restricted stock units (calculated assuming the Company’s return on invested assets for each remaining performance year of the performance period is attained at target level) will vest in full as of the date of the change of control, subject to the executive’s continued employed until at least immediately prior to the change of control.

Payment. Any ROIA restricted stock units that become vested will be paid to the executive in whole shares of Company common stock within 30 days after the applicable vesting date.

Awards. The following amounts represent the number of ROIA restricted stock units that would vest at “target level” for each of the awards granted to the executives: William J. McMorrow – 327,246 units; and Matt Windisch – 213,887; Justin Enbody – 106,944 units.

The foregoing summary is qualified in its entirety by reference to the full text of the Return on Invested Assets Performance-Based Employee Restricted Stock Unit Award Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Time-Based Restricted Stock Units

General. Pursuant to the time-based restricted stock awards, each executive is eligible to vest in a number of restricted stock units based on the executive’s continued service. Each vested time-based restricted stock unit represents the right to receive payment in the form of one share of common stock of the Company.

Vesting. One-third of the time-based restricted stock units will vest on each of the first three anniversaries of February 16, 2024, subject to the executive’s continued employment with the Company and its affiliates through the applicable vesting date.

Distribution Equivalent Rights. The time-based restricted stock units were granted in tandem with distribution equivalent rights that, during the period from the grant date until the earlier of the date of payment, forfeiture or other termination of the time-based restricted stock units to which such distribution equivalent rights relate, will entitle the applicable executive to receive an amount equal to the dividends declared on the Company’s common stock underlying the time-based restricted stock units; provided, however, that any payments made with respect to such distribution equivalent rights will not be paid to the applicable executive on a current basis, but will instead accumulate and be paid to the executive in a lump sum on the date (if any), and only to the extent, that the underlying time-based restricted stock units vest.

No-Sale Period; Transferability. The time-based restricted stock units generally will not be transferable unless and until such restricted stock units vest and the underlying shares have been issued. In addition, notwithstanding the foregoing, the applicable executive may not, without the consent of the Compensation Committee (which may be withheld in its sole discretion), transfer, sell or otherwise dispose of any vested time-based restricted stock units or any of the shares of the Company’s common stock underlying the time-based restricted stock units prior to the earlier to occur of (i) the third anniversary of the date on which such restricted stock units vest, or (ii) the occurrence of a change of control of the Company. The transfer restrictions described in the preceding sentence will not apply to any transfer of shares to the Company, any transfer of shares in satisfaction of applicable withholding obligations with respect to the restricted stock units, or any transfer following the termination of the executive’s employment with the Company and its affiliates (including by will or pursuant to the laws of descent and distribution).

Certain Terminations of Employment. If the applicable executive’s employment terminates due to the executive’s death or “total and permanent disability” (as defined in the Plan), any then-unvested time-based restricted stock units will become fully vested as of the date of such death or disability.

Except as described above or as otherwise provided in a written agreement between the executive and the Company, any time-based restricted stock units that have not vested as of the date on which the executive’s employment terminates for any reason will be cancelled and forfeited by the executive without consideration therefor, and the executive will have no further right or interest in or with respect such restricted stock units.

Change of Control. In the event of a change of control of the Company (as defined in the Plan), all then-unvested time-based restricted stock units will vest in full as of the date of the change of control, subject to the executive’s continued employed with the Company and its affiliates until at least immediately prior to the change of control.

Payment . Any time-based restricted stock units that become vested will be paid to the executive in whole shares of Company common stock within 30 days after the applicable vesting date.

Awards . The executives were awarded the following number of time-based restricted stock units: William J. McMorrow – 327,246 units; Matt Windisch – 213,887; and Justin Enbody – 106,944 units.

The foregoing summary is qualified in its entirety by reference to the full text of the Time-Based Employee Restricted Stock Unit Award Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

The following Exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Form of Total Shareholder Return Performance-Based Employee Restricted Stock Unit Award Agreement.

10.2	Form of Return on Invested Assets Performance-Based Employee Restricted Stock Unit Award Agreement.

10.3	Form of Time-Based Employee Restricted Stock Unit Award Agreement.

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the interactive data file because of its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: February 16, 2024